Park Sterling Corporation

Investor Presentation

(NASDAQ: PSTB)

PARKSTERLING
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July 2015

Forward Looking Statements and Non-GAAP Measures

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: increases in expected costs or decreases in expected savings or difficulties related to merger integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of de novo branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve targeted adjusted noninterest expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Second Quarter 2015 Highlights

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Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported record operating results
  - Net income increased $486,000 (13%) to record $4.3 million, or $0.10 per share
  - Organic loan growth (excluding LHFS) of $42.6 million, or 11% annualized growth rate
  - Record income from wealth management activities of $906,000
  - Record discretionary assets held under management of $438.3 million
  - Record production in mortgage banking originations of $71.7 million
  - Nonperforming assets to total assets decreased 8 basis points to 0.75%
  - Tangible common equity to tangible assets* remained strong at 9.99%

- Continued focus on improving operating efficiency
  - Opened second *de novo* branch in Greater Richmond market
  - Introduced high-yield money market deposit account strategy in Greater Richmond
  - Rolled-out beta testing for new online and mobile treasury services platforms (July 2015)

- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Return capital through regular cash dividends ($.03 per share July 2015)
  - Return capital through periodic stock repurchases (146,0000 shares during 2015Q2)
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to March 31, 2015 and the three months then ended.

Vision and Strategy

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- Super regional and global banks generally perceived to offer superior products, but lack service
- Community banks generally perceived to offer superior service, but lack products
- Capitalize on this gap in the Carolinas and Virginia
  - Focus on markets well known to management
  - Diversify by geography and business mix
  - Operate through local market management
  - Drive organic growth through *de novo* entry into attractive markets, expanded product offerings and hiring initiatives
  - Utilize M&A to build core deposits and operating scale



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Thoughtful Execution

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2011	2012	2013	2014	2015
❑ Completed merger with Community Capital Corporation (Upstate SC)	❑ Completed merger with Citizens South Banking Corporation (Charlotte MSA)		❑ Completed merger with Provident Community Bancshares, Inc. (Charlotte MSA)	
❑ Established *de novo* offices in Charleston and Greenville, SC and Raleigh, NC			❑ Established *de novo* office in Richmond, VA	❑ Established second *de novo* office in Richmond, VA ❑ Announced closure of branches in Prosperity, SC and Anderson, SC
❑ Recruited new Chief Credit Officer ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Recruited new Head of Retail Banking and Charlotte Market President ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Recruited new Head of Internal Audit and Compliance ❑ Recruited experienced bankers, product specialists and back office personnel	❑ Attracted new Heads of Wealth Management, Mortgage Banking and Operations and IT ❑ Launched hiring initiatives to support organic growth (added 38 front and mid-office staff)	
❑ Introduced asset-based lending capability ❑ Gained retail banking, mortgage banking, wealth management and treasury services capabilities through merger	❑ Enhanced retail banking and mortgage banking capabilities through merger	❑ Introduced trust management capabilities ❑ Introduced new mobile banking platform and subsequently implemented second-phase (deposit capture) ❑ Introduced "Sterling at Work" retail bank account acquisition strategy ❑ Completed "Sterling Edge" sales and credit training in retail bank	❑ Introduced capital markets interest rate derivative capabilities ❑ Established specialized small business and business banking groups ❑ Implemented third-phase of mobile banking platform (Debit On/Off and Picture Pay™) ❑ Introduced "Answers You Can Bank On℠" brand campaign	❑ Introduced 360° By Park Sterling Bank (online personal finance aggregator) ❑ Introduced online personal deposit account opening ❑ Introduced capital markets foreign exchange capabilities ❑ Successfully completed beta testing of new commercial online and mobile treasury services platforms

Attractive Footprint

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- Attractive franchise created since embarking on enhanced growth strategy following the bank's August 2010 public offering
  - Premier regional community banking franchise headquartered in the Charlotte-Concord-Gastonia MSA
  - Concentrated branch network extending through Upstate region of South Carolina into North Georgia
  - Additional origination capabilities in Charleston, Richmond, Raleigh, and Wilmington
- Dedicated to delivering superior customer solutions
- Sound financial profile to support growth



95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
85
26
Wilmington
GA
Charleston
95
PSTB Branch (54)

Attractive Market Demographics

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- Company has 83% of deposits based in higher growth markets*

Demographic Profile									
Higher Growth Markets	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2015 (Actual)	Population Change 2010-2015 (%)	Projected Population Change 2015-2020 (%)	Median HH Income 2015 ($)	Projected HH Income Change 2015-2020 (%)
Charlotte-Concord-Gastonia, NC-S	19	923,139	0.46	49.34	2,380,045	7.35	6.59	52,846	7.44
Greenville-Anderson-Mauldin, SC	11	197,588	1.43	10.56	863,792	4.81	5.04	44,405	4.81
Spartanburg, SC	4	123,102	2.85	6.58	321,880	2.75	3.71	41,246	1.98
Towns, Georgia	2	109,981	46.86	5.88	11,014	5.19	6.00	37,289	5.73
Columbia, SC	2	67,019	0.41	3.58	806,579	5.08	5.31	49,380	6.05
Wilmington, NC	1	54,454	1.23	2.91	274,427	7.67	6.84	50,809	6.87
Gilmer, Georgia	1	51,901	11.33	2.77	28,880	2.08	3.57	39,219	4.44
Raleigh, NC	1	16,144	0.07	0.86	1,242,956	9.95	8.07	62,586	4.70
Charleston-North Charleston, SC	1	8,527	0.08	0.46	734,390	10.50	8.40	51,413	5.92
Richmond, VA	1	0	0.00	-	1,260,476	4.34	4.64	59,762	4.97
Higher Growth Subtotal	**43**	**1,551,855**		**82.95**	**7,924,439**	**6.29**	**6.00**	**49,165**	**6.33**
Lower Growth Markets									
Greenwood, SC	6	185,847	17.56	9.93	94,538	(0.57)	1.11	35,592	2.00
Newberry, SC	2	69,294	15.44	3.70	37,495	(0.03)	1.45	42,620	1.72
Union, Georgia	1	39,590	4.09	2.12	21,717	1.69	2.99	42,777	4.91
Fannin, Georgia	1	24,283	5.37	1.30	23,982	1.27	3.11	37,051	6.28
Lower Growth Subtotal	**10**	**319,014**		**17.05**	**177,732**	**(0.03)**	**1.57**	**38,121**	**2.63**
Total PSTB	**53**	**1,870,869**		**100.00**	**8,102,171**	**5.21**	**5.24**	**47,282**	**5.70**
Aggregate: National					**319,459,991**	**3.47**	**3.52**	**53,706**	**6.68**

Source: SNL Financial. Deposit data as of June 30, 2014. **Defined as markets with projected population growth above national average.*

Appealing Growth Markets

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Charlotte, NC



- Headquarters location
- 19 branches/ 49% of deposits
- MSA population 2.38 million
- Projected 5-year growth 6.59%
- Nation's second largest banking center, sixth busiest airport and home to seven Fortune 500 companies

Greenville-Spartanburg, SC



- Regional headquarters
- 15 branches/ 17% of deposits
- Combined population 1.19 million
- Combined projected 5-year growth 4.68%
- Home to major operations for BMW, Michelin, GE, Fluor and Lockheed Martin

Richmond, VA



- Regional headquarters
- 2 branches
- MSA population 1.26 million
- Projected 5-year growth 4.64%
- State capital, headquarters of Fifth Federal Reserve District, home to ten Fortune 500 companies

Raleigh, NC



- Key origination market
- 1 branch
- MSA population 1.24 million
- Projected 5-year growth 8.07%
- State capital, diversified economic base with technology, healthcare, education and government

Charleston, SC



- Key origination market
- 1 branch
- MSA population 734,000
- Projected 5-year growth 8.40%
- Home to major operations for Boeing, diversified economic base with transportation, healthcare, tourism and government

Wilmington, NC



- Key origination market
- 1 branch/ 3% of deposits
- MSA population 274,000
- Projected 5-year growth 6.84%
- Diversified economic base with transportation, agriculture, healthcare and tourism

Source: SNL Financial, Charlotte Chamber of Commerce, Greenville Chamber of Commerce, Richmond Chamber of Commerce and Company. $ in thousands. Information as of March 31, 2015. Deposit data as of June 30, 2014.

Distinctive Product Capabilities

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Commercial Financial Services

- C&I Cash Flow Lending
- Capital Markets
- C&I Owner-Occupied
- Treasury Services
- Commercial Real Estate
- Asset-Based Lending
- Builder Finance

Commercial
Middle Market
Commercial Real Estate
Government
Not-for-Profit

Personal Financial Services

- Depository Services
- Consumer Lending
- Wealth Management
- Mortgage Banking
- Trust Services
- Small Business Lending
- Private Banking
- Retail Brokerage

Consumers
Small Business
Affluent

Strong distribution channels: retail branch network, online banking and mobile banking

Outperformed Peers in Dollar Growth

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Total Assets (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	2,398	616	289%
2	SSB	8,022	3,595	123%
3	BNCN	4,173	2,150	94%
4	UBSH	7,389	3,837	93%
5	YDKN	4,267	2,301	85%
6	AMNB	1,540	834	85%
7	LION	3,375	1,945	73%
8	HTBI	2,609	1,670	56%
9	NBBC	2,735	1,810	51%
10	TOWN	5,829	3,871	51%
11	ABCB	4,153	2,972	40%
12	STBZ	3,352	2,829	19%
13	COB	2,232	1,902	17%
14	FCBC	2,586	2,244	15%
15	UCBI	7,664	7,276	5%
16	ESXB	1,138	1,116	2%
17	FBNC	3,220	3,279	-2%
18	HMPR	2,056	2,900	-29%

Total Loans (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	1,606	387	315%
2	SSB	5,667	2,570	121%
3	BNCN	3,146	1,483	112%
4	UBSH	5,357	2,799	91%
5	AMNB	953	512	86%
6	YDKN	2,906	1,563	86%
7	LION	2,388	1,375	74%
8	NBBC	1,926	1,232	56%
9	STBZ	1,970	1,272	55%
10	ABCB	2,866	1,895	51%
11	TOWN	3,891	2,693	45%
12	HTBI	1,618	1,319	23%
13	FCBC	1,651	1,360	21%
14	ESXB	734	615	19%
15	COB	1,377	1,210	14%
16	UCBI	4,718	4,498	5%
17	FBNC	2,359	2,405	-2%
18	HMPR	1,507	1,802	-16%

Total Deposits (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	1,884	408	362%
2	SSB	6,634	3,004	121%
3	BNCN	3,553	1,828	94%
4	AMNB	1,243	640	94%
5	UBSH	5,670	3,070	85%
6	LION	2,639	1,613	64%
7	YDKN	3,209	2,020	59%
8	TOWN	4,506	2,955	52%
9	HTBI	1,914	1,313	46%
10	NBBC	2,027	1,453	39%
11	ABCB	3,480	2,535	37%
12	FCBC	1,991	1,621	23%
13	STBZ	2,778	2,422	15%
14	COB	1,807	1,696	7%
15	FBNC	2,694	2,653	2%
16	UCBI	6,438	6,469	0%
17	ESXB	915	962	-5%
18	HMPR	1,683	2,420	-30%

Outperformed peers in key growth metrics since initiating enhanced growth strategy following August 2010 public offering

Recurring Annual Revenue* (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	95	15	525%
2	SSB	425	169	152%
3	BNCN	172	69	148%
4	YDKN	173	84	106%
5	LION	214	105	104%
6	ABCB	222	109	103%
7	UBSH	314	186	69%
8	AMNB	54	36	51%
9	TOWN	257	183	41%
10	COB	82	69	19%
11	NBBC	100	87	15%
12	FCBC	119	106	12%
13	HTBI	85	76	11%
14	STBZ	163	160	2%
15	UCBI	279	287	-3%
16	ESXB	45	47	-3%
17	HMPR	86	106	-19%
18	FBNC	145	191	-24%

LTM PTPP Income* (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	22	4	429%
2	BNCN	59	16	276%
3	YDKN	64	21	201%
4	SSB	147	49	200%
5	ABCB	66	28	136%
6	LION	64	29	116%
7	AMNB	19	13	52%
8	UBSH	96	65	47%
9	NBBC	31	21	47%
10	TOWN	73	61	21%
11	FCBC	39	36	8%
12	STBZ	63	74	-15%
13	FBNC	47	69	-31%
14	HTBI	15	30	-50%
15	UCBI	114	(166)	-168%
16	COB	6	(7)	-182%
17	ESXB	8	(7)	-221%
18	HMPR	8	(0)	-7194%

- Best absolute dollar growth rate in peer group since December, 2010 in terms of
  - Total assets (289%)
  - Total loans, excluding LHFS (315%)
  - Total deposits (362%)
  - Recurring annual revenue* (525%)
  - Last twelve month pre-tax, pre-provision income* (429%)

Source: SNL Financial. Peer group includes publicly-held depository institutions identified in Appendix. $ in millions
** Non-GAAP financial measure as defined by SNL Financial*

Outperformed Peers in Per Share Growth

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Total Assets Per Share (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	53.43	21.96	143%
2	HTBI	128.28	81.65	57%
3	YDKN	135.00	98.35	37%
4	AMNB	176.46	136.05	30%
5	SSB	332.06	280.98	18%
6	UBSH	163.63	147.56	11%
7	FCBC	136.35	125.61	9%
8	STBZ	93.79	89.48	5%
9	ABCB	129.04	125.69	3%
10	ESXB	52.14	51.96	0%
11	LION	152.25	163.12	-7%
12	TOWN	113.25	130.07	-13%
13	FBNC	163.10	195.16	-16%
14	NBBC	70.13	115.60	-39%
15	BNCN	127.56	237.47	-46%
16	UCBI	127.08	384.24	-67%
17	HMPR	12.04	86.85	-86%
18	COB	92.29	16,651.81	-99%

Total Loans Per Share (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	35.79	13.81	159%
2	STBZ	55.13	40.25	37%
3	YDKN	91.92	67.63	36%
4	AMNB	109.20	83.61	31%
5	HTBI	79.58	64.51	23%
6	ESXB	33.64	28.63	17%
7	SSB	234.58	200.86	17%
8	FCBC	87.04	76.11	14%
9	ABCB	89.07	80.15	11%
10	UBSH	118.63	107.63	10%
11	LION	107.72	115.32	-7%
12	TOWN	75.61	90.48	-16%
13	FBNC	119.52	143.12	-16%
14	NBBC	49.39	78.68	-37%
15	BNCN	96.17	163.85	-41%
16	UCBI	78.23	237.50	-67%
17	HMPR	8.83	53.95	-84%
18	COB	56.93	10,593.89	-99%

Total Deposits Per Share (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	41.98	14.54	189%
2	YDKN	101.53	63.85	59%
3	HTBI	94.11	64.19	47%
4	AMNB	142.38	104.46	36%
5	SSB	274.61	234.81	17%
6	FCBC	104.99	90.73	16%
7	UBSH	125.57	118.06	6%
8	STBZ	77.73	76.62	1%
9	ABCB	108.14	107.22	1%
10	ESXB	41.94	44.80	-6%
11	TOWN	87.54	99.28	-12%
12	LION	119.07	135.28	-12%
13	FBNC	136.45	157.87	-14%
14	NBBC	51.97	92.81	-44%
15	BNCN	108.60	201.92	-46%
16	UCBI	106.75	341.62	-69%
17	HMPR	9.86	72.48	-86%
18	COB	74.73	14,848.83	-99%

Outperformed peers in key per share growth metrics since initiating enhanced growth strategy following August 2010 public offering

Recurring Annual Revenue Per Sh* (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	2.11	0.54	291%
2	YDKN	5.46	3.31	65%
3	ABCB	6.89	4.62	49%
4	SSB	17.58	13.19	33%
5	LION	9.64	8.77	10%
6	FCBC	6.30	5.95	6%
7	AMNB	6.24	5.91	6%
8	HTBI	4.16	3.98	4%
9	UBSH	6.95	7.14	-3%
10	ESXB	2.07	2.18	-5%
11	STBZ	4.55	5.06	-10%
12	TOWN	4.99	6.14	-19%
13	BNCN	5.25	7.65	-31%
14	FBNC	7.37	11.37	-35%
15	NBBC	2.58	5.57	-54%
16	UCBI	4.63	15.16	-69%
17	HMPR	0.50	3.19	-84%
18	COB	3.37	600.69	-99%

LTM PTPP Income Per Share* (4.25 Year Growth)				
Rank	Ticker	2015Q1	2010Q4	% Change
1	PSTB	0.48	0.15	231%
2	ABCB	2.06	1.19	73%
3	SSB	6.08	3.83	59%
4	LION	2.87	2.46	16%
5	AMNB	2.23	2.09	7%
6	BNCN	1.80	1.73	4%
7	FCBC	2.07	2.03	2%
8	UBSH	2.13	2.51	-15%
9	STBZ	1.77	2.35	-25%
10	TOWN	1.42	2.03	-30%
11	NBBC	0.79	1.35	-41%
12	FBNC	2.39	4.08	-42%
13	HTBI	0.73	1.45	-50%
14	COB	0.24	(61.75)	-100%
15	UCBI	1.89	(8.79)	-121%
16	YDKN	2.03	(3.49)	-158%
17	ESXB	0.37	(0.31)	-219%
18	HMPR	0.05	(0.00)	-1488%

- Best dollar per share growth rate in peer group since December, 2010 in terms of
  - Total assets per share (143%)
  - Total loans, excluding LHFS, per share (159%)
  - Total deposits per share (189%)
  - Recurring annual revenue per share* (291%)
  - Last twelve month pre-tax, pre-provision income per share* (231%)

Source: SNL Financial. Peer group includes publicly-held depository institutions identified in Appendix.
* Non-GAAP financial measure as defined by SNL Financial

Strong Balance Sheet

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Tangible Common Equity to Tangible Assets (2015Q1)*



16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
14.78
13.83
11.83
10.68
10.24
10.14
9.98
9.89
9.73
9.73
9.39
9.32
9.01
8.39
8.18
8.18
8.08
7.73
STBZ
HTBI
CCB
TOWN
ABCB
PSTB
AMNB
UCBI
FCBC
HMPR
UBSH
ESXB
YDKN
SSB
LION
NBBC
FBNC
BNCN

Tier 1 Leverage Ratio (2015Q1)



16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
15.00
13.08
12.17
11.93
11.02
11.01
10.99
10.79
10.15
10.12
9.89
9.83
9.50
9.53
9.08
8.57
8.47
8.36
STBZ
HTBI
FBNC
AMNB
HMPR
PSTB
TOWN
UBSH
FCBC
ABCB
LION
ESXB
YDKN
SSB
NBBC
UCBI
CCB
BNCN

On-Hand Liquidity# to Total Liabilities (2015Q1)



30.00
25.00
20.00
15.00
10.00
5.00
0.00
26.39
23.96
18.28
16.68
16.60
15.71
14.55
13.86
13.01
12.67
12.00
10.97
10.80
10.48
8.97
7.45
7.02
2.13
STBZ
HTBI
ESXB
TOWN
PSTB
AMNB
FBNC
UCBI
NBBC
HMPR
YDKN
CCB
ABCB
UBSH
FCBC
BNCN
SSB
LION

Maintained necessary capital and liquidity to support continued growth.

- Tangible common equity to tangible assets* 9.99% at 2015Q2
- Tier 1 Leverage ratio 11.09% at 2015Q2
- On-hand liquidity# to total liabilities 15.53% at 2015Q2

Source: SNL Financial (2015Q1 is the latest available complete Peer Group information)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*
 # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities.

Peer group percentiles include publicly-held depository institutions identified in Appendix

Exceptional Asset Quality

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Nonperforming Loans to Total Loans: 2015Q1



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.24
0.30
0.60
0.60
0.67
0.71
0.92
0.98
1.34
1.87
1.93
2.08
2.30
2.38
2.98
3.17
3.80
3.85
STBZ
NBBC
PSTB
SSB
AMNB
UBSH
TOWN
YDKN
BNCN
LION
FCBC
UCBI
ESXB
CCB
HMPR
HTBI
ABCB
FBNC

Nonperforming Assets to Total Assets: 2015Q1



4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.40
0.59
0.65
0.83
0.87
0.88
0.96
1.32
1.52
1.74
1.98
2.11
2.25
2.32
2.43
3.18
3.21
4.21
NBBC
AMNB
STBZ
PSTB
UBSH
SSB
YDKN
UCBI
TOWN
FCBC
BNCN
ESXB
LION
HTBI
CCB
HMPR
FBNC
ABCB

LTM Net Charge-Offs (Recoveries) to Average Loans: 2015Q1



1.00
0.80
0.60
0.40
0.20
0.00
-0.20
-0.04
0.05
0.06
0.08
0.09
0.09
0.12
0.13
0.14
0.18
0.18
0.19
0.20
0.27
0.27
0.35
0.40
0.77
PSTB
HTBI
TOWN
YDKN
AMNB
CCB
FCBC
SSB
BNCN
ABCB
UBSH
NBBC
ESXB
HMPR
UCBI
LION
STBZ
FBNC

Achieved superior growth while driving to top quartile asset quality measures.

- Nonperforming loans to total loans decreased from 0.60% at 2015Q1 to 0.52% at 2015Q2
- Nonperforming assets to total assets decreased from 0.83% at 2015Q1 to 0.75% at 2015Q2
- Last-twelve-month net charge-offs of only 0.01% at 2015Q2

Source: SNL Financial (2015Q1 is the latest available complete Peer Group information)
Note: SNL Financial excludes loans 90+ days past due from calculation of NPLs to Total Loans and NPAs to Total Assets

Peer group percentiles include publicly-held depository institutions identified in Appendix

Partnership Opportunities

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- Partnership opportunities across the Carolinas and Virginia remain attractive
  - Financially and operationally ready to pursue additional opportunities
  - Selectively willing to evaluate non-bank partnerships



95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
Wilmington
85
77
Charleston
GA
95

PSTB Branch (54)

- Current retail core ... ability to consider partnerships of all sizes in effort to
  - Enhance density from Charlotte MSA along I-85 into Upstate South Carolina and I-77 into Columbia MSA

Bank Landscape in Target Markets



Number of Banks
18
12
3
38
26
28
23
12
16
VA
NC
SC



Total Assets
60,000
50,000
40,000
30,000
20,000
10,000
$49,092
$34,117
$12,508
$18,692
$3,675
$1.00B $10.00B
$0.25B $1.00B
$0.10B $0.25B
VA
NC
SC

- Current origination and other markets ... limited retail footprint implies larger partnerships in effort to
  - Expand in existing high-growth MSAs
  - Enter into new MSAs
  - Attract deposit franchises in community markets

Source: SNL Financial and Company. $ in thousands. Information as of March 31, 2015.
Target markets include North Carolina, South Carolina and Virginia.

Closing Comments

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Attractive Franchise and Business Model

- Attractive franchise
  - Premier regional bank headquartered in attractive Charlotte-Concord-Gastonia MSA
  - Concentrated network extending through Upstate South Carolina into North Georgia
- Distinctive business model
  - Broad product capabilities and geographic reach
  - Matrix organization leveraging exceptional talent

Proven Financial Track Record

- Lead peer group in key absolute and per share growth since August 2010 public offering
  - Successful organic initiatives
  - Successful partnerships
- Continued attractive financial performance in 2015Q2
  - Net income increased $486,000 (13%) to record $4.3 million, or $0.10 per share
  - Organic loan growth (excluding LHFS) of $42.6 million, or 11% annualized growth rate
  - Nonperforming assets to total assets decreased 8 basis points to 0.75%
  - Tangible common equity to tangible assets* remained strong at 9.99%

* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)

Five Quarter Rolling Earnings Profile

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Three Month Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Net Income					
Total interest income	$ 21,157	$ 22,586	$ 22,348	$ 22,185	$ 22,458
Total interest expense	2,078	1,854	1,792	1,759	1,842
Net interest income	19,079	20,732	20,556	20,426	20,616
Provision for loan losses	(365)	(484)	(420)	180	134
Net interest income after provision	19,444	21,216	20,976	20,246	20,482
Noninterest income	3,978	3,138	3,351	4,501	4,292
Noninterest expense	18,236	20,648	19,307	19,139	18,232
Pretax income	5,186	3,706	5,020	5,608	6,542
Income tax expense	1,760	1,254	1,564	1,825	2,273
Net income	$ 3,426	$ 2,452	$ 3,456	$ 3,783	$ 4,269
Net income per share	$ 0.08	$ 0.06	$ 0.08	$ 0.09	$ 0.10
Weighted average dilutive shares	*44,213,802*	*44,233,532*	*44,323,628*	*44,326,833*	*44,301,896*
Adjusted Net Income*					
Reported pretax income	$ 5,186	$ 3,706	$ 5,020	$ 5,608	$ 6,542
Plus: merger-related expenses	594	2,229	712	122	167
Less: loss on sale of securities	33	63	-	-	-
Adjusted pretax income	5,813	5,998	5,732	5,730	6,709
Income tax expense	1,972	2,030	1,786	1,867	2,331
Adjusted net income	$ 3,841	$ 3,968	$ 3,946	$ 3,863	$ 4,378
Adjusted net income per share	$ 0.09	$ 0.09	$ 0.09	$ 0.09	$ 0.10

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Noninterest Income					
Service charges on deposit accts	$ 1,001	$ 1,137	$ 1,109	$ 1,019	$ 1,107
Mortgage banking income	653	822	922	951	956
Income from wealth mgmt activities	773	783	869	862	906
ATM and card income, net	726	631	727	694	629
Income from bank-owned life insurance (BOLI)	525	552	491	768	553
Income from capital markets activities	35	364	149	398	394
(Loss) on sale of securities	(33)	(63)	-	-	-
Amortization of indemnification asset	(738)	(1,345)	(1,224)	(394)	(165)
Other noninterest income	1,036	257	308	203	(88)
Total noninterest income	$ 3,978	$ 3,138	$ 3,351	$ 4,501	$ 4,292
Adjusted Noninterest Income*					
Total noninterest income	$ 3,978	$ 3,138	$ 3,351	$ 4,501	$ 4,292
Less: (loss) on sale of securities	33	63	-	-	-
Adjusted noninterest income	$ 4,011	$ 3,201	$ 3,351	$ 4,501	$ 4,292

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Average Balance					
Loans, including LHFS	$ 1,397,158	$ 1,515,671	$ 1,561,246	$ 1,602,486	$ 1,643,844
Marketable securities	428,996	488,596	488,086	492,582	488,767
Other earning assets	112,305	62,639	57,742	60,930	52,828
Total earning assets	1,938,459	2,066,906	2,107,074	2,155,998	2,185,439
Interest-bearing deposits	1,492,529	1,536,173	1,538,944	1,527,111	1,529,285
Borrowed funds	87,556	146,401	172,953	227,775	227,734
Total interest-bearing liabilities	1,580,085	1,682,574	1,711,897	1,754,886	1,757,019
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 18,734	$ 19,725	$ 19,482	$ 19,111	$ 19,667
Marketable securities	2,285	2,735	2,736	2,929	2,651
Other earning assets	138	126	130	145	140
Total interest income	21,157	22,586	22,348	22,185	22,458
Interest expense - deposits	(1,443)	(1,341)	(1,263)	(1,227)	(1,284)
Interest expense - borrowed funds	(635)	(513)	(529)	(532)	(558)
Total interest expense	(2,078)	(1,854)	(1,792)	(1,759)	(1,842)
Net interest income	$ 19,079	$ 20,732	$ 20,556	$ 20,426	$ 20,616
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.38%	5.16%	4.95%	4.84%	4.80%
Marketable securities	2.14%	2.22%	2.22%	2.41%	2.18%
Other earning assets	0.49%	0.80%	0.89%	0.97%	1.06%
Total earning assets	4.38%	4.34%	4.21%	4.17%	4.12%
Interest bearing deposits	0.39%	0.35%	0.33%	0.33%	0.34%
Borrowed funds	2.91%	1.39%	1.21%	0.95%	0.98%
Total interest-bearing liabilities	-0.53%	-0.44%	-0.42%	-0.41%	-0.42%
Net interest spread	3.85%	3.90%	3.79%	3.77%	3.70%
Net interest margin	3.95%	3.98%	3.87%	3.84%	3.78%
Adjusted net interest margin*	3.93%	3.95%	3.85%	3.78%	3.77%

*(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Five Quarter Rolling Balance Sheet Profile

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Period-End Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Cash and equivalents	$ 69,020	$ 58,853	$ 51,390	$ 63,123	$ 44,342
Total securities (including non-marketable)	474,740	494,456	502,956	503,027	527,622
Loans held for sale	6,388	4,763	11,602	9,987	10,701
Loans	1,474,898	1,553,392	1,580,693	1,614,852	1,657,463
Allowance for loan losses	(9,178)	(9,458)	(8,262)	(8,590)	(8,468)
Premises and equipment, net	59,362	59,334	59,247	58,796	58,979
FDIC loss share receivable	6,993	5,078	3,964	2,333	1,209
OREO	16,008	13,273	11,990	10,283	9,788
Bank-owned life insurance	56,831	57,293	57,712	57,494	57,823
Deferred tax asset	37,648	37,560	35,696	33,314	32,137
Goodwill and intangibles	40,851	40,504	40,157	39,809	39,462
Other assets	11,993	11,249	12,085	13,436	12,822
Total assets	$2,245,554	$2,326,297	$2,359,230	$2,397,864	$2,443,880
Total deposits	1,862,707	1,864,608	1,851,354	1,884,137	1,874,941
Total borrowings	86,819	163,413	203,583	203,752	258,922
Other liabilities	26,481	27,105	29,188	30,857	30,274
Total liabilities	1,976,007	2,055,126	2,084,125	2,118,746	2,164,137
Shareholders' equity	269,547	271,171	275,105	279,118	279,743
Total liabilities and shareholders' equity	$2,245,554	$2,326,297	$2,359,230	$2,397,864	$2,443,880
Memo Items					
Covered loans	$ 55,532	$ 49,834	$ 42,339	$ 38,092	$ 20,348
Covered loans to total loans (%)	3.8%	3.2%	2.7%	2.4%	1.2%
Covered OREO	$ 5,234	$ 4,703	$ 3,011	$ 1,713	$ 884
Covered OREO to total OREO (%)	32.7%	35.4%	25.1%	16.7%	9.0%
Tangible book value per share*	$ 5.21	$ 5.25	$ 5.35	$ 5.44	$ 5.47
Tangible common equity to tangible assets*	10.37%	10.09%	10.13%	10.15%	9.99%
Period end dilutive shares	*42,964,300*	*42,959,348*	*42,928,701*	*42,995,016*	*42,925,155*

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Deposit Mix					
Noninterest bearing DDA	$ 331,866	$ 322,097	$ 321,019	$ 341,488	$ 347,162
MMDA, NOW and savings accounts	878,389	920,310	924,754	949,798	926,448
Time deposits < $250,000	461,208	429,689	412,887	406,759	401,921
Core deposits	1,671,463	1,672,096	1,658,660	1,698,045	1,675,531
Time deposits > $250,000	48,088	52,921	50,923	51,364	63,067
Brokered IND[1]	63,681	64,138	64,200	58,945	62,399
Brokered time deposits	79,475	75,453	77,571	75,783	73,944
Total deposits	$1,862,707	$1,864,608	$1,851,354	$1,884,137	$1,874,941
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 8,575	$ -	$ -	$ 125,000	$ 180,000
FHLB advances	55,000	140,000	180,000	55,000	55,000
Subordinated debt	23,244	23,413	23,583	23,752	23,922
Total borrowings	$ 86,819	$ 163,413	$ 203,583	$ 203,752	$ 258,922
Shareholders' equity	$ 269,547	$ 271,171	$ 275,105	$ 279,118	$ 279,743
Memo Items					
Noninterest bearing DDA to total deposits	17.8%	17.3%	17.3%	18.1%	18.5%
Core deposits to total deposits	89.7%	89.7%	89.6%	90.1%	89.4%
Brokered deposits[2] to total deposits	7.7%	7.5%	7.7%	7.2%	7.3%
Wholesale funding[3] ratio	11.80%	14.94%	16.81%	16.21%	18.52%
Tangible common equity to tangible assets*	10.37%	10.09%	10.13%	10.15%	9.99%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands, except per share amounts.
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Five Quarter Rolling Asset Quality Profile

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Three Month and Period-End Results

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Asset Quality Measures					
Nonaccrual loans	$ 5,205	$ 5,894	$ 5,585	$ 6,397	$ 5,545
Troubled debt restructurings	3,550	4,315	3,289	3,273	3,115
Loans 90+-days past due, and still accruing	775	2,485	30	10	-
Nonperforming loans	9,530	12,694	8,904	9,680	8,660
OREO (covered and non-covered)	16,008	13,273	11,990	10,283	9,788
Nonperforming assets	$ 25,538	$ 25,967	$ 20,894	$ 19,963	$ 18,448
Nonperforming loans to total loans (%)	0.65%	0.82%	0.56%	0.60%	0.52%
Nonperforming assets to total assets (%)	1.14%	1.12%	0.89%	0.83%	0.75%
Net charge-offs (recoveries)	$ (460)	$ (764)	$ 776	$ (148)	$ 327
Annualized net charge-offs to average loans (%)	-0.13%	-0.20%	0.20%	-0.04%	0.08%
OREO Analysis					
Beginning OREO	$ 15,526	$ 16,008	$ 13,273	$ 11,990	$ 10,283
Additions	1,734	1,371	2,153	2,011	1,610
Acquired OREO	2,965	-	-	-	-
Write-downs	(210)	(369)	(558)	(104)	(381)
Sales	(4,007)	(3,737)	(2,878)	(3,614)	(1,724)
Ending OREO	$ 16,008	$ 13,273	$ 11,990	$ 10,283	$ 9,788
Memo: Covered OREO	$ 5,234	$ 4,703	$ 3,011	$ 1,713	$ 884
Memo: Covered OREO to Total OREO (%)	32.7%	35.4%	25.1%	16.7%	9.0%

	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 6,197	$ 4,539	$ 2,993	$ 2,602	$ 2,383
Qualitative ("FAS 5")	2,022	3,582	4,584	5,274	5,709
Specific ("FAS 114")	959	1,337	685	714	327
PCI loan impairments ("SOP 03-3")	-	-	-	-	49
Ending Balance	$ 9,178	$ 9,458	$ 8,262	$ 8,590	$ 8,468
Acquired Loan Fair Market Value (FMV) Adjustments					
Noncovered performing acquired loans	$ 413,532	$ 391,567	$ 365,867	$ 341,937	$ 318,189
Less: remaining FMV adjustments	(3,500)	(3,062)	(2,887)	(2,617)	(2,384)
Performing acquired loans, net	410,032	388,505	362,980	339,320	315,805
FMV adjustments %	-0.85%	-0.78%	-0.79%	-0.77%	-0.75%
Noncovered PCI loans	134,840	124,633	116,191	104,977	118,226
Less: remaining FMV adjustments	(25,689)	(24,268)	(22,810)	(20,685)	(23,566)
PCI loans, net	109,151	100,365	93,381	84,292	94,660
FMV adjustments %	-19.05%	-19.47%	-19.63%	-19.70%	-19.93%
Covered (performing and PCI)	65,351	59,441	51,391	46,316	24,957
Less: remaining FMV adjustments	(10,526)	(10,416)	(9,722)	(8,907)	(5,209)
Covered, net	54,825	49,025	41,669	37,409	19,748
FMV adjustments %	-16.11%	-17.52%	-18.92%	-19.23%	-20.87%
Total acquired loans, net	$ 574,008	$ 537,895	$ 498,030	$ 461,021	$ 430,213
Memo Items					
Total loans, excluding LHFS	$1,474,898	$1,553,392	$1,580,693	$1,614,852	$1,657,463
ALLL to total loans (%)	0.62%	0.61%	0.52%	0.53%	0.51%
Aggregate FMV adjustment	$ 39,715	$ 37,746	$ 35,419	$ 32,209	$ 31,159
Adjusted allowance*	$ 48,893	$ 47,204	$ 43,681	$ 40,799	$ 39,627
Adjusted allowance to total loans* (%)	3.32%	3.04%	2.76%	2.53%	2.39%
Accretion to interest income	$ 4,268	$ 4,096	$ 3,735	$ 3,351	$ 3,300
Reclass to (from) non-accretable difference	(1,829)	(1,933)	(1,619)	(1,155)	(1,653)
Increase from Provident Community	5,615	-	-	-	-
Period end accretable yield	44,095	42,480	40,540	38,465	36,773

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands, except per share amounts.
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Experienced Leadership

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Executive Officers

James C. Cherry *Chief Executive Officer*		40 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*		34 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*		29 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation. Charlotte Business Journal 2013 public company CFO of year.
Nancy J. Foster *Chief Risk Officer*		31 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Current Chair of Risk Management Association (RMA).

Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking of Wachovia Corporation.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.
Thomas B. Henson *Director*		President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank.
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc. since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank.

Reconciliation of Non-GAAP Measures

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results)

	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 6,542	$ 5,604	$ 5,020	$ 3,706	$ 5,146
Plus: merger-related expenses	167	122	712	2,229	594
loss on sale of securities	-	-	-	63	33
Adjusted pretax income	6,709	5,730	5,732	5,994	5,413
Tax expense	2,331	1,467	1,746	2,030	1,972
Adjusted net income	$ 4,374	$ 3,663	$ 3,946	$ 3,964	$ 3,441
Divided by: weighted average diluted shares	44,301,495	44,326,833	44,323,624	44,233,532	44,213,402
Adjusted net income per share	$ 0.10	$ 0.09	$ 0.09	$ 0.09	$ 0.09
Estimated tax rate for adjustment	*34.75%*	*34.25%*	*31.15%*	*33.85%*	*33.95%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,616	$ 20,426	$ 20,556	$ 20,732	$ 19,079
Less: accelerated mark accretion	(52)	(79)	(134)	(173)	(46)
Less: income from early redemption of investment securities	-	(267)	-	-	-
Adjusted net interest income	20,564	20,080	20,422	20,559	18,993
Divided by: average earning assets	2,165,439	2,155,995	2,107,073	2,066,906	1,934,459
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted net interest margin	3.77%	3.78%	3.85%	3.95%	3.93%
Net interest margin	3.78%	3.84%	3.87%	3.98%	3.95%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,292	$ 4,501	$ 3,351	$ 3,134	$ 3,978
Less: loss on sale of securities	-	-	-	63	33
Adjusted noninterest income	$ 4,292	$ 4,501	$ 3,351	$ 3,201	$ 4,011
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 14,232	$ 19,139	$ 19,307	$ 20,644	$ 14,236
Less: merger-related expenses	(167)	(122)	(712)	(2,229)	(594)
Adjusted noninterest expense	$ 14,065	$ 19,017	$ 14,595	$ 14,419	$ 17,642
Adjusted noninterest expense to average assets					
Adjusted noninterest expense	$ 14,065	$ 19,017	$ 14,595	$ 14,419	$ 17,642
Divided by: average assets	2,406,671	2,343,506	2,342,657	2,306,501	2,164,914
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted noninterest expense to average assets	3.01%	3.24%	3.15%	3.17%	3.26%
Noninterest expense to average assets	3.04%	3.26%	3.27%	3.55%	3.37%
Adjusted operating revenues					
Net Interest Income	$ 20,616	$ 20,426	$ 20,556	$ 20,732	$ 19,079
Plus: adjusted noninterest income	4,292	4,501	3,351	3,201	4,011
Adjusted operating revenues	$ 24,908	$ 24,927	$ 23,907	$ 23,933	$ 23,090
Operating revenues	$ 24,908	$ 24,927	$ 23,907	$ 23,470	$ 23,057
Adjusted noninterest expense to adjusted operating revenues					
Adjusted noninterest expense	$ 14,065	$ 19,017	$ 14,595	$ 14,419	$ 17,642
Divided by: adjusted operating revenues	24,908	24,927	23,907	23,933	23,090
Adjusted noninterest expense to adjusted operating revenues	72.53%	76.29%	77.74%	76.96%	76.41%
Noninterest expense to operating revenues	73.20%	76.74%	80.76%	46.50%	79.09%

(Unaudited; $ in thousands)

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted net interest margin, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments and income from early redemption of investment securities), adjusted noninterest expenses to adjusted operating revenues and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING
Answers You Can Bank On.℠

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results)

	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)
Adjusted return on average assets					
Adjusted net income	$ 4,378	$ 3,863	$ 3,946	$ 3,968	$ 3,841
Divided by: average assets	2,406,671	2,383,506	2,342,657	2,304,501	2,168,914
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average assets	0.73%	0.66%	0.67%	0.68%	0.71%
Return on average assets	0.71%	0.64%	0.59%	0.42%	0.63%
Adjusted return on average equity					
Adjusted net income	$ 4,378	$ 3,863	$ 3,946	$ 3,968	$ 3,841
Divided by: average common equity	280,636	278,187	273,669	271,853	266,304
Multiplied by: annualization factor	4.01	4.06	3.97	3.97	4.01
Adjusted return on average equity	6.26%	5.63%	5.72%	5.79%	5.79%
Return on average equity	6.10%	5.52%	5.01%	3.58%	5.16%
Tangible common equity to tangible assets					
Total assets	$ 2,443,880	$ 2,397,864	$ 2,359,230	$ 2,326,297	$ 2,245,554
Less: intangible assets	(39,462)	(39,852)	(40,200)	(40,547)	(40,894)
Tangible assets	$ 2,404,418	$ 2,358,012	$ 2,319,030	$ 2,285,750	$ 2,204,660
Total common equity	$ 279,743	$ 279,118	$ 275,105	$ 271,171	$ 269,547
Less: intangible assets	(39,462)	(39,852)	(40,200)	(40,547)	(40,894)
Tangible common equity	$ 240,281	$ 239,266	$ 234,905	$ 230,624	$ 228,653
Tangible common equity	$ 240,281	$ 239,266	$ 234,905	$ 230,624	$ 228,653
Divided by: tangible assets	$ 2,404,418	$ 2,358,012	$ 2,319,030	$ 2,285,750	$ 2,204,660
Tangible common equity to tangible assets	9.99%	10.15%	10.13%	10.09%	10.37%
Common equity to assets	11.45%	11.64%	11.66%	11.66%	12.00%
Tangible book value per share					
Issued and outstanding shares	44,910,686	44,877,194	44,859,798	44,850,813	44,833,516
Less: nondilutive restricted stock awards	(985,531)	(882,178)	(921,097)	(931,465)	(919,216)
Period end dilutive shares	43,925,155	43,995,016	43,938,701	43,919,348	43,914,300
Tangible common equity	$ 240,281	$ 239,266	$ 234,905	$ 230,624	$ 228,653
Divided by: period end dilutive shares	43,925,155	43,995,016	43,938,701	43,919,348	43,914,300
Tangible common book value per share	$ 5.47	$ 5.44	$ 5.35	$ 5.25	$ 5.21
Common book value per share	$ 6.37	$ 6.34	$ 6.26	$ 6.17	$ 6.14
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,468	$ 8,590	$ 8,262	$ 9,458	$ 9,178
Plus: acquisition accounting FMV adjustments to acquired loans	31,159	32,209	35,419	37,746	39,715
Adjusted allowance for loan losses	$ 39,627	$ 40,799	$ 43,681	$ 47,204	$ 48,893
Divided by: total loans (excluding LHFS)	$ 1,657,463	$ 1,614,852	$ 1,580,698	$ 1,553,392	$ 1,474,898
Adjusted allowance for loan losses to total loans	2.39%	2.53%	2.76%	3.04%	3.32%
Allowance for loan losses to total loans	0.51%	0.53%	0.52%	0.61%	0.62%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014.

(Unaudited; $ in thousands)

Peer Group

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,540,098	$ 205.1	3.91	137.7	14.9
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	4,159,709	839.1	0.77	200.4	17.9
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	4,173,462	783.8	0.97	213.0	19.8
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,137,687	110.8	-	105.0	16.4
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,231,934	265.0	-	101.5	1.6
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	3,203,718	383.9	2.23	141.8	12.1
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,220,777	336.0	1.88	131.9	13.5
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,585,844	349.4	2.82	144.9	14.0
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	2,055,741	411.4	-	205.7	60.3
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,608,637	346.0	-	97.3	47.5
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,735,036	346.9	0.68	156.5	23.4
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,400,468**	**329.0**	**1.64**	**137.1**	**23.6**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,351,908	803.4	1.07	164.1	21.8
14	South State Corporation	SSB	NASDAQ	SC	Columbia	8,028,704	1,932.6	1.20	300.4	23.4
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	5,828,719	879.9	2.81	145.8	14.7
16	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,393,866	1,068.3	2.87	161.1	17.8
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,665,442	1,340.5	0.94	169.6	18.6
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,267,362	706.1	-	189.6	23.3
	MEDIAN					**$ 3,212,248**	**$ 397.6**	**1.02**	**151.1**	**18.2**

Source: SNL Financial; financial data as of March 31, 2015; market data as of July 15, 2015